                                                                         IPC   %

                        LETTER OF TRANSMITTAL AND PROXY
                                  to Accompany
                Shares of    % Series Cumulative Preferred Stock
                          CUSIP Number 452092 ________
                                       of
                             ILLINOIS POWER COMPANY
              Tendered Pursuant to the Offer to Purchase for Cash
                                       by
                              ILLINOVA CORPORATION
                   dated [Statement Date], for Purchase at a
                       Purchase Price Of $      Per Share

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
         CITY TIME, ON [EXPIRATION DATE], UNLESS THE OFFER IS EXTENDED.

                  To: First Chicago Trust Company of New York

           By Mail:                         By Hand:                   By Overnight Courier:
           --------                         --------                   ---------------------
First Chicago Trust Company of   First Chicago Trust Company of   First Chicago Trust Company of
           New York                         New York                         New York
   Attn: Tenders & Exchanges        Attn: Tenders & Exchanges        Attn: Tenders & Exchanges
         P.O. Box 2565              c/o The Depository Trust              Suite 4680-CBE
          Suite 4660                         Company                      14 Wall Street
  Jersey City, NJ 07303-2565        55 Water Street, DTC TAD                 8th Floor
                                 Vietnam Veterans Memorial Plaza        New York, NY 10005
                                       New York, NY 10041

  By Facsimile: (201) 222-4720 or 222-4721         Confirm by Telephone: (201)
                                    222-4707


ILLINOVA CORPORATION ("ILN") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF RECORD OF ILLINOIS POWER COMPANY ("IPC") HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. IF THE PROPOSED AMENDMENT IS ADOPTED AT THE SPECIAL MEETING, IPC WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER OF RECORD AS OF [RECORD DATE], PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.


---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
APPEARS ON CERTIFICATE(S) (ATTACH ADDITIONAL SIGNED LIST IF    CERTIFICATE     REPRESENTED BY  NUMBER OF SHARES
                         NECESSARY)                             NUMBER(S)*     CERTIFICATE(S)     TENDERED**
---------------------------------------------------------------------------------------------------------------
                                                             ==================================================
                                                             --------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                       TOTAL NUMBER OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
   * Need not be completed by shareholders tendering by book-entry transfer.
  ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------

NOTE: IF YOU ARE VOTING AND TENDERING SHARES, USE THE PROXY CONTAINED IN THIS LETTER OF TRANSMITTAL AND PROXY. IF YOU ARE VOTING BUT NOT TENDERING SHARES, USE THE SEPARATE [PROXY CARD COLOR] PROXY.

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL AND PROXY (THE "LETTER OF TRANSMITTAL AND PROXY") MUST BE COMPLETED, INCLUDING, IF APPLICABLE, THE SUBSTITUTE FORM W-9 BELOW.


DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.


DO NOT SEND ANY CERTIFICATES TO DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, MACKENZIE PARTNERS, INC., ILLINOVA CORPORATION OR ILLINOIS POWER COMPANY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO MACKENZIE PARTNERS, INC., THE INFORMATION AGENT, AT 156 FIFTH AVENUE, NEW YORK, NEW YORK 10010 OR TELEPHONE (800) 322-2885 (TOLL FREE).

This Letter of Transmittal and Proxy is to be used (a) if certificates are to be forwarded to the First Chicago Trust Company of New York ("Depositary") or (b) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).


Preferred Shareholders (as defined below) who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares -- Guaranteed Delivery Procedure" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO ILN, IPC OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.


If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call Illinova Corporation's Shareholder Services Department (800) 800-8220. In addition, you should advise the Shareholder Services Department of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Shareholder Services Department) and pay an indemnity bond premium fee.

     THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IPC. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted for Item 1.


                                     PROXY



     The undersigned hereby appoints        ,        and        , or any of
them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all the shares of cumulative preferred stock of Illinois Power Company ("IPC") which the undersigned is entitled to vote at the Special Meeting
of Shareholders to be held on           , 1998, or any adjournment(s) or
postponement(s) thereof.

     INDICATE YOUR VOTE BY AN (X). THE BOARD OF DIRECTORS OF IPC RECOMMENDS VOTING FOR ITEM 1.

ITEM 1.

     To remove in its entirety ARTICLE V, Section 1, Clause (f)(1) from the Amended and Restated Articles of Incorporation of IPC (the "Articles"), which limits IPC's ability to issue or assume unsecured indebtedness.

       [ ] FOR                   [ ] AGAINST                  [ ] ABSTAIN


NOTE: THE SUBSTITUTE FORM W-9 BELOW SHOULD BE COMPLETED TO AVOID BACK-UP WITHHOLDING ON THE SPECIAL CASH PAYMENT.



     SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING IN THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF IPC AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.



     Any holder of Shares held of record on [RECORD DATE] in the name of another holder must establish to the satisfaction of IPC his or her entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution.


Please check box if you plan to attend the Special Meeting.  [ ]

     (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:

--------------------------------------------------------------------------------
    Account No.:
    ----------------------------------------------------------------------------
    VOI No.:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

    Name(s) of tendering shareholder(s):
    -------------------------------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:
    ---------------------------------------------------------
    Name of Institution that Guaranteed Delivery:
    ----------------------------------------------------------------
    If delivery is by book-entry transfer:
    Name of Tendering Institution:

--------------------------------------------------------------------------------
    Account No.:
    ----------------------------------------------------------------------------
    VOI No.:
    ----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     The undersigned hereby tenders to Illinova Corporation, an Illinois corporation ("ILN"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to ILN's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Illinois Power Company, an Illinois corporation, and direct utility subsidiary of ILN ("IPC"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof plus accrued and unpaid dividends for the Shares tendered, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated [STATEMENT DATE] (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). WHILE HOLDERS OF SHARES ("PREFERRED SHAREHOLDERS") WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO IPC'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.


     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, ILN all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of ILN, (b) present such Shares for registration and transfer on the books of IPC and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from ILN and transmitting payment to tendering shareholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by ILN, ILN will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or ILN to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. ILN's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and ILN upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, ILN may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.


     Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that ILN has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if ILN does not accept for payment any of the Shares so tendered.


                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)
To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue: [ ] check to:
       [ ] certificate(s) to:
Name
-----------------------------------------------
                                 (Please Print)

Address
---------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 7)
To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail: [ ] check to:
       [ ] certificate(s) to:
Name
-----------------------------------------------
                                 (Please Print)

Address
---------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

--------------------------------------------------------------------------------

                            SIGNATURE(S) OF OWNER(S)

   X
    --------------------------------------------------------------------------

   X
    --------------------------------------------------------------------------

   Dated:                                                               , 1998
         ---------------------------------------------------------------

   Name(s):
           ------------------------------------------------------------------

   --------------------------------------------------------------------------
                                (Please Print)

   Capacity (Full Title or "Individual," if applicable)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   Addresses:
             ----------------------------------------------------------------

   --------------------------------------------------------------------------
                               (Include Zip Code)

   Daytime Area Code and Telephone No.:

   --------------------------------------------------------------------------

        (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

   Authorized Signature:
                        -----------------------------------------------------

   Name:
        ---------------------------------------------------------------------

   Name of Firm:
                -------------------------------------------------------------

   Address of Firm:
                   ----------------------------------------------------------

   Area Code and Telephone No.:
                               ----------------------------------------------

   Dated:                                                              , 1998
         --------------------------------------------------------------

   IF SHARES ARE BEING TENDERED, PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW
                        OR A FORM W-8, AS APPLICABLE.
--------------------------------------------------------------------------------

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

     As provided in Instruction 10, ILN will pay a solicitation fee of $
per Share that is tendered, accepted for payment and paid for pursuant to the
Offer in transactions for beneficial owners of fewer than      Shares and a
solicitation fee of $     per Share for transactions for beneficial owners of
     or more Shares; provided that solicitation fees payable in transactions for
beneficial owners of      or more Shares shall be paid 80% to the Dealer Manager
and 20% to any designated Soliciting Dealer (as defined in Instruction 10) (which may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

     The above signed represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
                                 (Please Print)

Name of Individual Broker or Financial Consultant:
                                                     (Please Print)

Telephone Number of Broker or Financial Consultant:

Identification Number (if known):

Address:

                                  (Include zip code)

     The following to be completed ONLY if customer's Shares held in nominee name are tendered.

          NAME OF BENEFICIAL OWNER                          NUMBER OF SHARES TENDERED

                     (ATTACH ADDITIONAL LIST IF NECESSARY)

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by ILN; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

     The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

     THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED ONLY FOR THE TENDER OF SHARES OF THE SERIES OF CUMULATIVE PREFERRED STOCK OF IPC SHOWN ON THE FIRST PAGE HEREOF. ANY PERSON DESIRING TO TENDER SHARES OF ANY OTHER SERIES OF CUMULATIVE PREFERRED STOCK FOR WHICH ILN IS MAKING A TENDER OFFER MUST SUBMIT THE LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member in good standing of a registered national securities exchange or the NASD or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.


     2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares but cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares -- Guaranteed Delivery Procedure" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by ILN (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy and any other documents required by this Letter of Transmittal and Proxy must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares -- Guaranteed Delivery Procedure" in the Offer to Purchase and Proxy Statement.


     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.


     3. VOTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT, THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing the Separate Proxy enclosed herewith or by voting in person at the Special Meeting. By executing a Notice of

Guaranteed Delivery, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and to have voted such Shares in accordance with the proxy returned therewith, if any. If no vote is indicated on an otherwise properly executed proxy, then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of IPC on the Record Date (as defined in the Offer to Purchase and Proxy Statement) and transferees thereof. Only a record holder of Shares on the Record Date may vote in person or by proxy at the Special Meeting. No record date is fixed for determining which persons are permitted to tender Shares. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery (together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document. If any of the Shares tendered under either Tender Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender Documents as there are different registrations or certificates. If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction
1. If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1. If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to ILN of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, ILN will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The box in Part 2 of Substitute Form W-9 may be checked if the tendering Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price for the Shares thereafter until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other related tender offer materials may be directed to the Information Agent and such copies will be furnished promptly at ILN's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. ILN will pay a solicitation fee of $     per Share
that is tendered, accepted for payment and paid for pursuant to the Offer in
transactions for beneficial owners of fewer than      Shares and a solicitation
fee of $     per Share for transactions for beneficial owners of      or more
Shares; provided that solicitation fees payable in transactions for beneficial
owners of      or more Shares shall be paid 80% to the Dealer Manager and 20% to any designated Soliciting Dealer (which may be the Dealer Manager) covered by the Letter of Transmittal and Proxy which designates, under the heading "Solicited Tenders," as having solicited and obtained the tender, the name of
(a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of ILN, the Depositary, the Information

Agent or the Dealer Manager for purposes of the Offer. Soliciting Dealers will include any organizations described in clauses (a), (b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and rendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer".


     11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by ILN, in its sole discretion, and its determination shall be final and binding. ILN reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of ILN's counsel, be unlawful. ILN also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and ILN's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as ILN shall determine. None of ILN, IPC, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the ILN's Shareholder Services Department at (800)800-8220. In addition, you should advise ILN's Shareholder Services Department of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ILN's Shareholder Services Department) and pay an indemnity bond premium fee. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

     IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under United States Federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the Federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding. To avoid backup withholding, an individual Preferred Shareholder is required to complete the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to United States Federal income tax backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to United

States Federal income tax backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary.

     If United States Federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the United States Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

------------------------------------------------------------------------------------------------------------------------
                                 PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
------------------------------------------------------------------------------------------------------------------------
                               PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
  SUBSTITUTE                   CERTIFY BY SIGNING AND DATING BELOW.                       -----------------------------
  FORM W-9                                                                                  Social Security Number(s)
                                                                                          OR --------------------------
                                                                                         Employer Identification Number
                             -------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY    PART 2--                                                             PART 3--
 INTERNAL REVENUE SERVICE      CERTIFICATION -- Under Penalties of Perjury, I certify           Awaiting TIN  [ ]
                               that:
                               (1) The number shown on this form is my correct taxpayer
                                   identification number (or a TIN has not been issued
                                   to me but I have mailed or delivered an application
                                   to receive a TIN or intend to do so in the near
                                   future),
                               (2) I am not subject to backup withholding either
                               because (a) I have not been notified by the Internal
                                   Revenue Service (the "IRS") that I am subject to
                                   backup withholding as a result of a failure to
                                   report all interest or dividends, or (b) the IRS has
                                   notified me that I am no longer subject to backup
                                   withholding.
                             -------------------------------------------------------------------------------------------
                               You must cross out item (2) above if you have been notified by the IRS that you are
  PAYER'S REQUEST FOR          currently subject to backup withholding because of underreporting interest or dividends
  TAXPAYER IDENTIFICATION      on your tax return.
  NUMBER (TIN)                 SIGNATURE _________________________________  DATE  ____________________________  1998
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED CERTIFICATION "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide such a number.

SIGNATURE  __________________________________________________  DATE _______1998

   The Information Agent for the Offer to Purchase and Proxy Solicitation is:
                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                           (800) 322-2885 (Toll Free)
                         (212) 929-5500 (Call Collect)

    The Dealer Manager for the Offer to Purchase and Proxy Solicitation is:
                          DONALDSON, LUFKIN & JENRETTE
                                   SECURITIES CORPORATION
                                277 Park Avenue
                            New York, New York 10172
                           (800) 334-1604 (Toll Free)
                         (212) 892-3351 (Call Collect)
                        Attn: Paul Galant or Jeff Dorst